UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2006

NorthWestern Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-692 (Commission File Number)	46-0172280 (IRS Employer Identification No.)
125 South Dakota Avenue Sioux Falls, South Dakota (Address of principal executive offices)		57104 (Zip Code)
(605) 978-2908 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On August 2, 2006, NorthWestern Corporation (the “Company”) issued a press release reporting that its stockholders had adopted the merger agreement between the Company and Babcock & Brown Infrastructure Limited (“BBI”), re-elected seven board members to a one-year term, ratified the Company’s independent registered public accounting firm, and approved the proposal to adjourn the meeting in order to solicit additional proxies in the event that insufficient votes were received to adopt the merger proposal. The proposal to adjourn the meeting was not acted upon.

The Company announced that the Board of Directors (the “Board”) approved a regular quarterly dividend of 31 cents per share of common stock. The dividend is payable on September 30, 2006, to common stockholders of record as of September 15, 2006.

The Company also announced that the Board had adopted a policy for majority voting in noncontested elections of nominated directors. The policy provides that to be elected, in a noncontested election, a director nominee must receive a majority of the votes cast such that the number of votes "for" the nominee exceeds the summation of the number of votes "against" and “withheld” related to the nominee. If the incumbent director fails to be elected, he or she will promptly tender his or her resignation following certification of the shareholder vote. A plurality vote standard will be retained for the election of directors only in the event of a contested election. The policy of majority voting shall take effect for the next shareholder vote.

A copy of the press release is being furnished pursuant to Regulation FD as Exhibit 99.1 to this Current Re port on Form 8-K and is herein incorporated by reference.

As discussed therein, the press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and, as such, may involve known and unknown risks, uncertainties and assumptions. These forward-looking statements relate to the Company’s current expectations and are subject to the limitations and qualifications set forth in the press release as well as in the Company’s other documents filed with the SEC, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements.

During the annual meeting, Michael J. Hanson, President and chief executive officer of the Company made a presentation to stockholders and other attendees which discussed the operations of the business and provided an update on the merger with BBI. A copy of the slide presentation that Mr. Hanson used in making his remarks is being furnished pursuant to Regulation FD at Exhibit 99.2 to this Current Report on Form 8-K and is herein incorporated by reference.

The information in this Current Report on Form 8-K provided under Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information provided under Item 7.01 in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01        Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
99.1*	Press Release dated August 2, 2006
99.2*	Slide Presentation dated August 2, 2006

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWESTERN CORPORATION

By:	________________________________________
Thomas J. Knapp
Vice President, General Counsel and Corporate Secretary

Date: August 3, 2006

Index to Exhibits

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
99.1*	Press Release dated August 2, 2006
99.2*	Slide Presentation dated August 2, 2006

* filed herewith

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